                                                               EXHIBIT 10.22(ii)

                                AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT
                       _________________________________


          AMENDMENT NO. 1 (this "Amendment") dated as of January 21, 1998, to
                                 ---------
the Credit Agreement dated as of August 28, 1997 (the "Credit Agreement"), by
                                                       ----------------
and among CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC., a Delaware corporation (the "Company"), the BANKS (as such term is defined in the Credit Agreement),
      -------
THE SUMITOMO BANK, LIMITED, as senior managing agent for the Banks (the "Senior
                                                                         ------
Managing Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as
--------------
Issuing Bank and as Agent, and WELLS FARGO BANK, N.A., BHF-BANK AKTIENGESELLSCHAFT, CREDIT LYONNAIS LOS ANGELES BRANCH, DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, and KEY BANK NATIONAL ASSOCIATION, as Co-Agents (collectively, the "Co-Agents"; individually, a "Co-Agent").
                            ---------                    --------


                                    RECITALS
                                    --------

          A. The Company has proposed to repurchase all of its outstanding shares of Convertible Preferred Stock for a purchase price (including payment of accrued dividends thereon) not to exceed $82,000,000 in the aggregate (the

"Stock Repurchase"), which shares are currently held by four institutions.
-----------------

          B. The Company has requested that the Credit Agreement be amended to permit, among other things, the amount of the Combined Commitments, in an aggregate amount not to exceed $82,000,000, to be used for the Company's general corporate purposes, including the repurchase of the Convertible Preferred Stock of the Company and payment of accrued dividends thereon, and each of the Agent, the Issuing Bank and the Banks is willing to agree to such amendments subject to the terms and conditions hereinafter set forth.

          C. Section 11.01 of the Credit Agreement provides that the Credit Agreement may be amended after the Closing Date with the written consent of the Company, and, in certain circumstances, the Required Banks.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     RELATION TO THE CREDIT AGREEMENT; DEFINITIONS.

          1.1  Relation to Credit Agreement.  This Amendment constitutes an
               ----------------------------
integral part of the Credit Agreement.

          1.2  Capitalized Terms.  For all purposes of this Amendment,
               -----------------
capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Amendment.

SECTION 2.     AMENDMENTS TO THE CREDIT AGREEMENT.

          2.1  Amendment to Section 1.01 of the Credit Agreement.  (a) Section
               -------------------------------------------------
1.01 of the Credit Agreement is amended to add the following definitions, in alphabetical order:

               "Amendment" means Amendment No. 1 to Credit Agreement dated as of
                ---------
          January 21, 1998 by and among the Company, the Banks, the Issuing Bank, the Senior Managing Agent, the Co-Agents and the Agent.

               "Stock Repurchase" has the meaning specified in the Amendment.
                ----------------

               (b) Section 1.01 of the Credit Agreement is amended by deleting each of the definitions of "Agreement," "EBITDA," "Indebtedness," "Interest Period," "Inventory Property Loan" and "Restricted Payment" in its entirety and replacing it with the following:

               "Agreement" means this Credit Agreement, as amended from time to
                ---------
          time.

               "EBITDA" means for any period for which the amount thereof is to
                ------
          be determined, the consolidated net income of such Person for such period plus the aggregate amounts deducted in determining such
                 ----
          consolidated net income in respect of (i) consolidated interest expense of such Person for such period, (ii) income and other taxes measured by income or profits of such Person for such period, and
          (iii) depreciation and amortization for such period, in each case in accordance with GAAP; provided, however, that consolidated net income
                                --------  -------
          shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains and without giving effect to any income contributed by the Inventory Property Loan.

               "Indebtedness" of any Person means, without duplication, (a) all
                ------------
          indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into or commissions or bonuses payable in the ordinary course of business on ordinary terms);
          (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses
          (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and
          (h) all Contingent Obligations (excluding any portion of recorded liabilities for legal judgments which are collateralized by cash secured letters of credit); provided, that, with respect to clauses
                                      --------
          (a), (d), (e) and (f) above, the term "Indebtedness" shall exclude the obligations evidenced by the Inventory Property Loan in an aggregate amount not to exceed $7,400,000.

          For all purposes of this Agreement, the Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP, and the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member.

               "Interest Period" means, as to any Offshore Rate Loan, the period
                ---------------
          commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date seven (7) days or one (1), two (2), three (3) or six (6) months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that, the Company may only select a
                                   --------
          seven (7)-day Interest Period up to six (6) times per calendar year;

     provided, further that:
     --------  -------

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) other than with respect to a seven (7) day Interest Period, any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) no Interest Period for any Loan shall extend beyond the Revolving Termination Date.

               "Inventory Property Loan" means the obligations as evidenced by
                -----------------------
          each of the Second Amended and Restated Promissory Note One dated as of December 30, 1994, as amended, and the Second Amended and Restated Promissory Note Two dated as of December 30, 1994, as amended, each between CB Commercial Warehouse Property Corp., a Delaware corporation and General Electric Capital Corporation, a New York corporation, now held by GELCO Corporation, a Minnesota corporation.

               "Restricted Payment" means, (a) any dividend or other
                ------------------
          distribution, direct or indirect, in respect of any shares of the Capital Stock of the Company or any of its Subsidiaries, other than dividends or other distributions payable solely in shares of its Capital Stock, or warrants, rights, or options therefor, and dividends or other distributions by any of its Subsidiaries to the Company or another Subsidiary; and (b) any purchase, redemption, retirement or other acquisition of any shares of Capital Stock of the Company or any of its Subsidiaries, now or hereafter outstanding (except for the Stock Repurchase or any purchase, redemption, retirement or other acquisition of any shares of Capital Stock of any Subsidiary by the Company), or of any warrants, rights or options evidencing a right to purchase or acquire any such shares (except in exchange for other shares of Capital Stock or warrants, rights or options evidencing a right to purchase or acquire any such shares).

     2.2  Amendment to Section 7.12 of the Credit Agreement.  Section 7.12 of
          -------------------------------------------------
the Credit Agreement is amended by deleting it in its entirety and replacing it with the following.

           7.12  Use of Proceeds. The Company shall use the proceeds of the
                 ---------------
     Loans (i) to refinance a portion of outstanding indebtedness of the Company to The Sumitomo Bank, Limited and certain other creditors in an aggregate amount up to $165,000,000; (ii) to prepay a portion of outstanding Indebtedness of Koll in an aggregate amount up to $55,000,000 in connection with the Merger; (iii) to pay expenses and costs associated with the Loans and the Merger; and (iv) to provide for general corporate purposes including funding working capital needs, funding the Stock Repurchase (in an aggregate amount not exceeding $82,000,000), issuing letters of credit, and financing future acquisitions not in contravention of any Requirement of Law or of any Loan Document.

     2.3 Amendment to Section 8.11 of the Credit Agreement.  Section 8.11 of the
         -------------------------------------------------
Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

           8.11  Maintenance of Consolidated Net Worth.  The Company shall not
                 -------------------------------------
     permit Consolidated Net Worth at any time to be less than the sum of (i) seventy-five percent (75%) of Consolidated Net Worth as of December 31, 1997, determined on a pro forma basis to give effect to the Stock Repurchase (provided, that in no event shall such Consolidated Net Worth be
                 --------
     less than $57,000,000) plus (ii) seventy percent (70%) of Consolidated Net
                            ----
     Income for each completed fiscal quarter beginning with the fiscal quarter ended March 31, 1998, for which Consolidated Net Income is a positive number (Consolidated Net Income for any such fiscal quarter where Consolidated Net Income is a loss having no effect on the calculation of the amount referred to in this clause (ii)), plus (iii) seventy percent
                                                  ----
     (70%) of any new equity issuances of the Company and its Subsidiaries after December 31, 1997.

SECTION 3. REPRESENTATION AND WARRANTIES OF THE COMPANY.

      3.1  Representations and Warranties.   To induce each of the Agent, the
           ------------------------------
Issuing Bank and the Banks to execute and deliver this Amendment (which representations shall survive the execution and deliver of this Amendment), the Company represents and warrants to each of the Agent, the Issuing Bank and the Banks that:

           (a)  Authority. This Amendment has been duly authorized, executed and
                ----------
delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

           (b) Validity of Amendment.   The Loan Documents, as amended by this
               ----------------------
Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) Authorization; No Violation.   The execution, delivery and
              ----------------------------
performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

          (d) No Default or Event of Default.   As of the date hereof and after
              -------------------------------
giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

          (e) All Other Representations and Warranties.   All the
              ----------------------------------------
representations and warranties contained in Section VI of the Credit Agreement are true and correct in all materials respects with the same force and effect as if made by the Company on and as of the date hereof (except as to the extent that any such representations or warranties relate to a specific prior date or period).

SECTION 4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

      4.1  Effective Date.  This Amendment shall not become effective until, and
           --------------
shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Agent, the Issuing Bank and the Required Banks (the "Effective Date"); provided, however, that the provisions of
                     --------------    --------  -------
Section 2.1 of this Amendment, to the extent such provisions add or change definitions of terms used in the Credit Agreement as amended by this Amendment (other than with respect to the definition of "Restricted Payment"), shall become effective as of the date on which each of the following conditions (other than clause (c)) shall have been satisfied or waived by the Agent, the Issuing Bank and the Required Banks.

          (a) Execution of Counterparts.  Counterparts of this Amendment shall
              -------------------------
have been executed and delivered by each of the Company, the Guarantors, the Agent, the Issuing Bank and the Banks.

          (b) Representations True; No Event of Default.   The Company shall
              -----------------------------------------
have delivered to the Agent an Officer's Certificate, dated the Effective Date, certifying that the representations and warranties of the Company contained herein shall be true on and as of the Effective Date (except as to the extent that any such representations or warranties relate to a specific prior date or period) and that there exists no Event of Default or Default, assuming for this purpose that this Amendment had been effective from and after the date hereof.

          (c) Consummation of Stock Repurchase.  Concurrently with or
              ---------------------------------
immediately after the consummation of the transactions hereunder and in any event not later than March 30, 1998, the Stock Repurchase shall have been consummated in accordance with all applicable statutes, laws, rules and regulations.

          (d) No Material Adverse Change.  There shall have been no material
              ---------------------------
adverse change in the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or any of its Subsidiaries since December 31, 1997.

          (e) Fees and Disbursements of Special Counsel for the Agent.  The
              --------------------------------------------------------
Agent's special counsel, Paul, Hastings, Janofsky & Walker LLP ("Special
                                                                 -------
Counsel"), shall have received payment of the invoice rendered for its fees and
-------
disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date) in connection with the consummation of the transactions contemplated hereunder.

          (f) Amendment Fee.  The Company shall pay to the Agent for the account
              -------------
of each Bank , which (i) indicates its approval to this Amendment by executing a copy of the letter from the Agent to each Bank dated January 16, 1998 and returning such letter by telecopy to the Agent by no later than 5:00 p.m. (Los Angeles time) on January 21, 1998 and (ii) executes a counterpart of this Amendment, an amendment fee equal to one-eighth of one percent (1/8%) of such Bank's Commitment, and such amendment fee shall be due and payable on the Effective Date whether or not the Stock Repurchase has been or will be consummated.

          (g) Consents.  The Company shall have delivered to the Agent an
              ---------
Officer's Certificate, dated the Effective Date, certifying that any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

          (h) Proceedings, Instruments, etc.  All proceedings and actions taken
              ------------------------------
on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Agent and its Special Counsel, and the Agent and its Special Counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Agent and its Special Counsel.

SECTION 5. PAYMENT OF AGENT'S COUNSEL FEES AND EXPENSES.

      5.1 The Company agrees to pay upon demand, the reasonable fees and expenses of Paul, Hastings, Janofsky & Walker, LLP, counsel to the Agent, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

SECTION 6. CONSENT OF GUARANTORS.

      6.1 Each Guarantor, as a guarantor under the Credit Agreement, hereby consents to the terms of this Amendment and hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

SECTION 7. CONSENT OF AGENT AND BANKS.

      7.1 Pursuant to Section 11.01 of the Credit Agreement, each of the Agent, the Issuing Bank and the Banks hereby consents to the Stock Repurchase by the Company.

SECTION 8. MISCELLANEOUS.

      8.1  Cross-References.  References in this Amendment to any Section are,
           -----------------
unless otherwise specified, to such Section of this Amendment.

     8.2  Instrument Pursuant to Existing Credit Agreement;
          -------------------------------------------------

          Limited Amendment.  This Amendment is executed pursuant to Section
          ------------------
11.01 of the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Credit Agreement, including Section 11.01 thereof. Except as expressly amended, any conditions of the Credit Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company or the Guarantors which would require the consent of any Bank, the Issuing Bank or the Agent under the Credit Agreement.

     8.3. Successors and Assigns.  This Amendment shall be binding upon and
          -----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     8.4  Counterparts.  This Amendment may be executed simultaneously in two or
          -------------
more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

     8.5  Governing Law.  This Amendment and the notes shall be governed by and
          --------------
construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   CB COMMERCIAL REAL ESTATE
                                   SERVICES GROUP, INC.


                                   By: /s/ John C. Haeckel
                                      ------------------------------------
                                   Name:   John C. Haeckel
                                   Title:  Senior Executive Vice President,
                                           Chief Financial Officer


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Agent



                                   By: /s/ Janet Hammond
                                      -------------------------------------
                                   Name:   Janet Hammond
                                   Title:  Vice President
                                           Agency Specialist

                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                           Issuing Bank


                           By: /s/  Gina M. West
                              --------------------------------------------
                               Name:  Gina M. West
                               Title: Vice President



                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as a Bank


                           By: /s/  Gina M. West
                              --------------------------------------------
                               Name:  Gina M. West
                               Title: Vice President


                           THE SUMITOMO BANK, LIMITED


                           By: /s/  Goro Hirai
                              --------------------------------------------
                               Name:  Goro Hirai
                               Title: Joint General Manger


                           WELLS FARGO BANK, N.A.


                           By: /s/  Clare T. Gurbach
                              --------------------------------------------
                               Name:  Clare T. Gurbach
                               Title: Vice President

                           BHF-BANK AKTIENGESELLSCHAFT

                           By: /s/  Dan Dobrjanskyj
                              --------------------------------------------
                               Name:  Dan Dobrjanskyj
                               Title: Assistant Vice President

                           By: /s/  Anthony Heyman
                              --------------------------------------------
                               Name:  Anthony Heyman
                               Title: Assistant Treasurer


                           CREDIT LYONNAIS LOS ANGELES
                           BRANCH


                           By:  /s/ Diane M. Scott
                              --------------------------------------------
                               Name:  Diane M. Scott
                               Title: Vice President and Manager



                           DRESDNER BANK AG, NEW YORK
                           BRANCH AND GRAND CAYMAN BRANCH

                           By: /s/  Christopher E. Sarisky
                              --------------------------------------------
                               Name:  Christopher E. Sarisky
                               Title: Assistant Treasurer

                           By: /s/  John W. Sweeney
                              --------------------------------------------
                               Name:  John W. Sweeney
                               Title: Assistant Vice President


                           KEY BANK NATIONAL ASSOCIATION


                           By: /s/  Richard J. Ameny. Jr.
                              --------------------------------------------
                               Name:  Richard J. Ameny. Jr.
                               Title: Assistant Vice President

                           THE BANK OF NOVA SCOTIA


                           By: /s/  M. Van Otterloo
                              --------------------------------------------
                               Name:  M. Van Otterloo
                               Title: Senior Relationship Manager



                           LASALLE NATIONAL BANK


                           By: /s/  John Berghorst
                              --------------------------------------------
                               Name:  John Berghorst
                               Title: Vice President



                           THE MITSUBISHI TRUST AND BANKING
                           CORPORATION


                           By: /s/  Yasushi Satomi
                              --------------------------------------------
                               Name:  Yasushi Satomi
                               Title: Senior Vice President



                           THE SAKURA BANK, LIMITED

                           By: /s/  Fernando Buesa
                              --------------------------------------------
                               Name:  Fernando Buesa
                               Title: Vice President

                           By: /s/  Ofusa Sato
                              --------------------------------------------
                              Name:   Ofusa Sato
                              Title:  Senior Vice President and Assistant
                                      General Manager

                           THE BANK OF NEW YORK


                           By: /s/  Jonathan Rollins
                              --------------------------------------------
                               Name:  Jonathan Rollins
                               Title: Assistant Vice President



                           MELLON BANK, N.A.


                           By: /s/  L.C. Ivey
                              --------------------------------------------
                               Name:  L.C. Ivey
                               Title: Vice President



                           THE FUJI BANK, LIMITED, LOS ANGELES
                           AGENCY


                           By: /s/  Masahito Fukuda
                              --------------------------------------------
                               Name:  Masahito Fukuda
                               Title: Joint General Manager



                           NATEXIS BANQUE-BFCE


                           By:      Not a signatory
                              --------------------------------------------
                               Name:
                               Title:

                           BANK OF MONTREAL


                           By: /s/  B.A. Blucher
                              --------------------------------------------
                               Name:  B.A. Blucher
                               Title: Senior Vice President

The foregoing Amendment is
consented to and accepted:



CB COMMERCIAL REAL ESTATE GROUP, INC.,
a Delaware corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Senior Executive Vice President,
           Chief Financial Officer and Treasurer




KOLL MANAGEMENT SERVICES, INC.,
a Delaware corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Senior Executive Vice President,
           Chief Financial Officer and Treasurer



WESTMARK REALTY ADVISORS LLC,
a Delaware limited liability company



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Vice President and Assistant Treasurer

L.J. MELODY & COMPANY,
a Texas corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Treasurer



CB COMMERCIAL/KOLL CORPORATE FACILITIES MANAGEMENT, INC., a Delaware corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Assistant Treasurer



KOLL INVESTMENT MANAGEMENT, INC.,
a California corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Vice President and Assistant Treasurer



KOLL BREN REALTY ADVISORS, INC.,
Delaware corporation


By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Senior Executive Vice President,
           Chief Financial Officer and Treasurer

CBS INVESTMENT REALTY, INC.,
an Arizona corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Senior Executive Vice President,
           Chief Financial Officer and Treasurer



KOLL PARTNERSHIPS I, INC.,
a Delaware corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Senior Executive Vice President,
           Chief Financial Officer and Treasurer



KOLL PARTNERSHIPS II, INC.,
a Delaware corporation



By: /s/ John C. Haeckel
    ---------------------------------------------
    Name:  John C. Haeckel
    Title: Senior Executive Vice President,
           Chief Financial Officer and Treasurer

KOLL/CC&F MANAGEMENT SERVICES,
a California general partnership

By: KOLL MANAGEMENT SERVICES, INC.,
    General Partner



    By: /s/ John C. Haeckel
        ---------------------------------------------
        Name:  John C. Haeckel
        Title: Senior Executive Vice President,
                Chief Financial Officer and Treasurer